Exhibit 99.5

Strong Historical Operational Profile



Monitronics
Revenue CAGR: 14% / EBITDA CAGR: 16%
$234
$153
$275
$190
$314
$216
$345
$236
$409
$282
2009A(1)
2010A(1) (2)
2011A(2)
2012A
LQA (6/30/13)
Security Networks
Revenue CAGR: 38%
$30
$39
$53
$78
$47
$101
$63
2009A(3)
2010A(3)
2011A(3)
2012A(3) (4) (5)
PF LQA (6/30/13)(3) (5)
Combined Business
Revenue CAGR: 17%
$264
$314
$367
$423
$283
$510
$345
2009A(1) (3)
2010A(1) (2) (3)
2011A(2) (3)
2012A(3) (4) (5)
PF LQA (6/30/13)(3) (5)
Revenue
Adj. EBITDA

Source: Company management
Dollars in millions

(1) 2009 and 2010 Revenue and Adjusted EBITDA for Monitronics are as of the fiscal year ended June 30th; the Company changed to calendar year fiscal years in connection with its acquisition by Ascent in December 2010
(2) Monitronics Revenue and Adjusted EBITDA for the years ended December 31, 2011 and December 31, 2010 exclude the negative impact of a $2.3 million and $3.0 million, respectively, fair value adjustment related to deferred revenue in relation to Ascent's acquisition of Monitronics
(3) SN's Revenue and Adjusted EBITDA for each of the years ended Dec. 31, 2012, 2011, 2010 and 2009 and PF LQA Adjusted EBITDA for the 3 months ended June 30, 2013 have been derived entirely from the books and records of SN
(4) Security Networks Adjusted EBITDA for the year ended December 31, 2012 excludes approximately $982 thousand of contingent consideration earn out expense related to the 2010 acquisition of Security Networks by Oak Hill and its affiliates
(5) Security Networks' Q2 2013 LQA PF Adjusted EBITDA includes a fair value adjustment of $3.2 million related to purchase accounting and excludes operational synergies of $4-6 million previously mentioned for illustrative purposes only. Operational synergies are not intended to reflect management's projections or guidance

Monitronics
Monitored Security Systems
September 2013
1

Monitronics generally defines Adjusted EBITDA as net income (loss) before interest, taxes, depreciation and amortization (including the amortization of subscriber accounts) and realized and unrealized loss on derivative instruments, and other non-cash or non-recurring charges such as acquisition related professional fees, write off of deferred financing costs, and stock-based and other non-cash long-term incentive compensation. Adjusted EBITDA does not represent cash flow from operations as defined by generally accepted accounting principles, should not be construed as an alternative to net income or loss and is indicative neither of Monitronics’ operating performance nor of cash flows available to fund all of its cash needs. It is, however, a measurement Monitronics believes is useful to investors to evaluate its operating performance. Adjusted EBITDA is also a measure that Monitronics believes is customarily used by financial analysts to evaluate the financial performance of companies in the security alarm monitoring industry and is one of the financial measures, subject to adjustments, by which Monitronics’ covenants are calculated under the agreements governing its debt obligations. For purposes of this presentation, Monitronics has applied the same definitions of Adjusted EBITDA to the financial information of Security Networks. Adjusted EBITDA Definition

Source: Company filings. Does not include Security Networks Adjusted EBITDA Reconciliations Monitronics(1) Security Networks ($ in Thousands) For the Quarter Ended June 30, For the 12 Months Ended December 31, 2013 2012 2012 Actual Actual Actual Net Income (Loss) ($876) $1,234 $3,576 Amortization of subscriber accounts and dealer network 7,882 5,535 24,470 Depreciation 335 276 1,138 Stock-based compensation expense 99 99 388 Acquisition-related costs 2,330 - - Interest expense 5,129 3,785 15,816 Income tax expense 146 82 100 Contingent consideration earnout expense - - 982 Adjusted EBITDA $15,045 $11,011 $46,470 ($ in Thousands) For the Quarter Ended June 30, For the 12 Months Ended December 31, 2013 2012 2012 2011 Actual Actual Actual Actual Net Income (Loss) $592 ($3,753) ($16,030) ($6,010) Amortization of subscriber accounts and dealer network 45,998 39,349 163,468 159,619 Depreciation 1,721 1,320 5,286 4,704 Stock-based compensation expense 402 280 1,384 393 Acquisition-related costs 1,438 - - - Realized/unrealized loss on derivative instruments - - 2,044 10,601 Refinancing costs - 4 6,245 - Interest expense 19,466 19,347 71,328 42,655 Income tax expense 791 671 2,616 2,523 Adjusted EBITDA $70,408 $57,218 $236,341 $214,485